COMMUNITY CAPITAL TRUST
CCM Active Income Fund
(the “Fund”)

Supplement dated January 16, 2014
to the
Prospectus and Statement of Additional Information
dated October 1, 2013

Change of Name of Fund

Effective as of January 16, 2014, the name of the Fund has been changed to CCM Alternative Income Fund.